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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                           THE SECURITIES ACT OF 1934




      Date of Report (date of earliest event reported): DECEMBER 21, 1993


                             TELEFLEX INCORPORATED
             (Exact name of registrant as specified in its charter)



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DELAWARE                          1-5353                    23-1147939
(State or other                   (Commission               (I.R.S. Employer
jurisdiction                      File Number)              Identification No.)
of Incorporation)
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        630 WEST GERMANTOWN PIKE, SUITE 450, PLYMOUTH MEETING, PA 19462
     (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code (215) 834-6301
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Item 2 - Acquisition or Disposition of Assets.

         On December 21, 1993 Teleflex Incorporated (the "Company") completed the acquisition of certain assets and certain related liabilities of Edward Weck Incorporated, a subsidiary of Bristol-Myers Squibb Company ("BMS"). The assets, which are used in the manufacture and sale of ligation clips and appliers, general and specialty hand held surgical instruments, skin staplers and electrosurgery products (the "Business"), are as follows:

         (1)     Inventories relating to the business.

         (2) Property and equipment, including: land, buildings and leaseholds, machinery and equipment, tooling and furniture and fixtures.

         (3) Intangibles, including patents, trademarks, trade names, copyrights, and service marks.

The liabilities purchased are related to the Business.

         The purchase price of the assets was $63,500,000 (subject to certain adjustments) and was determined on the basis of negotiation with BMS. Inventories at foreign locations will be purchased separately for their approximate book values. No material relationship exists between BMS and the Company or any affiliate of the Company, any director or officer of the Company or any associate of any such director or officer. The Company financed the acquisition by the issuance of $50,000,000 in Senior Notes payable to affiliates of CIGNA Investments, Inc., Hartford, Connecticut, and with a $15,000,000 term loan from Provident National Corp., Philadelphia, Pennsylvania.

         The facilities acquired by the Company, which are located in Research Triangle Park, North Carolina will continue to be used in the operation of the Business.

Item 7 - Financial Statements.

         (a) and (b) Required financial information for the Business is not currently available. The Company will file financial information on the Business under cover of Form 8 within 60 days of the date of this report.
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         (c)  Exhibits:

                 Exhibit
               Table Number                                         Description
               ------------                                         -----------

                   2.                                       Asset Purchase Agreement
                                                            dated as of November 15, 1993

                   4.                                       Long-term agreements of the
                                                            Company are not filed pursunt to
                                                            item 601 (b) (4) iii (A) of
                                                            Regulation S-K, and the Company
                                                            agrees to furnish copies of such
                                                            agreements to the Securities and
                                                            Exchange Commission upon its
                                                            request.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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                                           TELEFLEX INCORPORATED
                                           (Registrant)


Date:  January 5, 1994                     By: /s/ Steven K. Chance
                                              ---------------------------
                                                   Steven K. Chance
                                                   Vice President and
                                                   General Counsel



                                           By: /s/ Harold L. Zuber, Jr.
                                              ---------------------------
                                                   Harold L. Zuber, Jr.
                                                   Vice President and
                                                   Chief Financial Officer
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